UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2023

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Mammoth Energy Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was held at 14201 Caliber Drive, Suite 300, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on three proposals, a more detailed description of which is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2023 and incorporated by reference in this report. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions, and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Arthur Amron, Corey Booker, Paul Jacobi, James Palm, Arthur Smith and Arty Straehla were elected to serve as the Company’s directors until the 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Arthur Amron	35,007,229	250,774	16,798	6,072,349
Corey Booker	34,341,475	914,914	18,412	6,072,349
Paul Jacobi	34,509,960	748,043	16,798	6,072,349
James Palm	29,020,589	6,237,192	17,020	6,072,349
Arthur Smith	34,613,308	640,273	21,220	6,072,349
Arty Straehla	35,115,220	142,733	16,848	6,072,349

Proposal 2

The Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
34,864,124	399,111	11,566	6,072,349

Proposal 3

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023 was ratified. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
41,274,193	48,057	24,900	—

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 8, 2023	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary